UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

VIRACTA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51531	94-3295878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2533 S. Coast Hwy. 101, Suite 210
Cardiff, California		92007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 400-8470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VIRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Viracta Therapeutics, Inc. (the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K/A to amend the Company’s Current Report on Form 8-K dated April 27, 2023, to report that on May 5, 2023 the Company and Chief Medical Officer Lisa Rojkjaer M.D. entered into a Consulting Agreement relating to consulting services to be provided by Dr. Rojkjaer following her previously announced resignation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on April 27, 2023, Lisa Rojkjaer M.D. informed the Company that she was resigning from her position as Chief Medical Officer of the Company, effective on May 5, 2023, to pursue other opportunities.

On May 5, 2023, the Company and Dr. Rojkjaer entered into a Consulting Agreement (the “Consulting Agreement”) providing that Dr. Rojkjaer would provide certain consulting services to the Company for a period of one month following the effective date of her resignation. Such services include, but are not limited to, providing support for the transition of the Company’s medical affairs and clinical function to designated Company employees and preparation of certain materials related to the Company’s ongoing clinical trials. In consideration for such services, Dr. Rojkjaer will receive an hourly rate of $400 per hour for up to 5 hours per week and will continue vesting in her outstanding Company equity awards. The Consulting Agreement also contains additional customary provisions regarding confidentiality and invention assignment among other matters.

The summary of the Consulting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, which is attached to this Current Report on Form 8-K/A as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1+	Consulting Agreement between the Company and Lisa Rojkjaer, M.D., dated May 5, 2023

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

+

Portions of the exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of any omitted portions of the exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Viracta Therapeutics, Inc.

Date: May 5, 2023	By:	/s/ Daniel Chevallard
Daniel Chevallard Chief Operating Officer and Chief Financial Officer